Exhibit 99.1

AMENDMENT TO THIRD AMENDED AND RESTATED SERVICE AGREEMENT

THIS AMENDMENT TO THE THIRD AMENDED AND RESTATED SERVICE AGREEMENT is made as of this 20th day of February, 2020 (the “Effective Date”) by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, DE 19803 (hereinafter referred to as “Bank”), and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3075 Loyalty Circle, Columbus, OH 43219 (“Servicer”).

R E C I T A L S :

WHEREAS, Bank and Servicer entered into that certain Third Amended and Restated Service Agreement dated February 1, 2019 (together with any schedules, exhibits, addenda, and future amendments and addenda hereto, the “Agreement”);

WHEREAS, Bank and Servicer now desire to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1.
Definitions; References.  Each term used herein which is not defined herein shall have the meaning assigned to such term in the Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement amended hereby.

2.	Compensation. Section 1.2 Compensation by Bank for Services of the Agreement shall be deleted and replaced in its entirety with the following:

Bank shall pay Servicer for Services provided in accordance with the provisions of Appendix B.  The fee shall become due and payable by Bank not later than the 15th calendar day following the end of the preceding month, provided, however, that if, in the reasonable business judgement of Bank, Servicer fails to meet (i) any single annual Performance Standard, (ii) any quarterly Performance Standard in any two Measuring Periods within a rolling 12 month period, and (iii) any monthly Performance Standard (a) in any two consecutive months, (b) three times in any rolling six months, and (c) five times in any rolling twelve months, then the fee to be paid by Bank to Servicer shall be reduced by two percent (2%) for each Service Standard missed, not to exceed ten percent (10%), for the month following the month in which the triggering failure occurred (the “Following Month”), and that amount, as reduced, shall become the amount which is due and payable by Bank for the Following Month.

3.
New Policy Name.  All references in Section 7.1 Subcontractors of the Agreement to the Bank’s Third Party Risk Management Policy shall be replaced with references to the Bank’s joint Vendor Risk Management Policy with Card Services.

4.	New Appendix A. Appendix A is hereby deleted in its entirety and replaced with the new Appendix A, attached hereto and incorporated herein by reference.

5.	New Appendix B. Appendix B is hereby deleted in its entirety and replaced with the new Appendix B, attached hereto and incorporated herein by reference.

6.
Counterparts; Effectiveness.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.  The provisions included in this Amendment shall be effective as of the Effective Date set forth above.

7.	Entire Agreement. As hereby amended and supplemented, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their authorized officers effective as of the day and year first above written.

COMENITY BANK By: /s/ John Marion Name: John Marion Title: President	COMENITY SERVICING LLC By: /s/ Julie Fire Name: Julie Fire Title: VP, Enterprise Delivery

APPENDIX A

SERVICES AND PERFORMANCE STANDARDS

Servicer will provide the following Services to Bank, subject to and in accordance with the Bank’s policies, procedures and directives.  All of such Services shall be provided by Servicer in accordance with the direction of and guidance provided by Bank management and/or in accordance with industry best practices.  The Services will be measured by the corresponding Performance Standards and associated Measuring Periods, as set forth below.

Service	Performance Standard	Measuring Period
BSA/AML
• Support day-to-day functions of the Compliance function in the areas of BSA/AML/OFAC, to ensure all regulatory requirements are met.
• Initiate review of Watch List Filtering, Suspicious Activity Monitoring, and OFAC alerts.
• Support reporting for senior Bank management, committees and boards as requested.
	1st Level Watch List Filtering (WLF) Alerts: • Initiate action on 100% of Watch List Filtering Alerts within 21 calendar days of alert generation.	M
	1st Level Suspicious Activity Monitoring (SAM) Alerts: • Initiate action on 100% of Suspicious Activity Monitoring Alerts within 30 calendar days of alert generation.	M
	OFAC Real Time Alerts: • Initiate action on 100% of OFAC Real Time Alerts within 4 calendar days of alert generation.	M
Accounting, Settlement & Other Services
• All services and support deemed reasonable as compared to similar financial services provided by an internal accounting department, including but not limited to daily posting of transactions, daily general ledger production, timely account reconciliation within an acceptable materiality factor as determined by Bank, and timely preparation of monthly financial reports. Any regulatory or financial reporting as appropriate.
• All client settlement and related services, as well as budgeting, general ledger support and other accounting assistance. Any financial reporting and analysis as appropriate.
	Post all valid transactions to customer accounts within 24-36 hour of receipt of transaction file on a business day.	M
	Develop and load the Annual Budget report by January 31st.	A
	Report the Monthly Forecast by the 11th business day of the following month.	M
Applications Development
• Management and maintenance of processing applications, including new feature development, product enhancements and problem resolution
• Provision of development staff with specialized knowledge of Bank processing applications
	Maintain 99.5% availability of applications system to process all applications.	M

Service	Performance Standard	Measuring Period
Business Continuity and Disaster Recovery Services
• Assist management in planning for a shut down or disruption in business.
• Respond to emergencies and safeguard the interests of key stakeholders, reputation, brand and value-creating activities.
• Oversee each area that is responsible for planning, developing, updating and testing the procedures that will provide the organization the ability to respond and recover during an unplanned event.
• Provide business continuity and disaster recovery services as follows:

Provide alternate site for Bank headquarters personnel in the event that the Bank’s location is rendered inaccessible or inoperable, until the Bank’s facility has been restored or other permanent location is secured.

Provide workstations for the duration of need, including access to all systems, availability, hardware, Bank data, and telephones with unlimited call access within the United States.

Upon arrival at the Servicer’s facility, Bank personnel will be issued such Provide building access devices (electronic cards, keys, etc.) as needed to facilitate access to the building. Provide security policies and procedures then in effect for this the facility.

Provide data security, data recovery, data backup, secured connectivity, and confidentiality functions.

Provide access to copy machines, fax machines and customary office supplies needed.
	Report quarterly Business Continuity Program planning and testing results.	Q
	Conduct Business Impact Analysis (BIA) assessment within 12 months of the last assessment for 95% of business processes.	A
	Conduct risk assessment within 12 months of the last assessment for 95% of facilities.	A
	Establish and approve 95% of business unit and technology recovery plans within 12 months of the last approval consistent with BCDR standards.	Q
	Conduct 95% of business unit plan and recovery plan testing consistent with BCDR standards.	Q
Card Embossing and Issuance • Provide end to end processing of card embossing requests, either from initial account set-up or for replacement cards.	Issue 95% of new and replacement cards within 5 business days. (This includes New cards, Replacement cards, Lost / Stolen cards).	M

Service	Performance Standard	Measuring Period
Collections
• Manage collection of overdue accounts from initial delinquency through charge-off
• Manage special account processing including bankruptcy, deceased & fraud
• Manage collection exceptions, including but not limited to settlement offers
• Manage collection agencies and law firms retained to collect overdue accounts
• Manage sales of accounts to debt buyers
	A same-day collection attempt will be made on at least 85% of the collection accounts that are downloaded daily into the dialer categories.	M
	Conduct one annual on-site audit/review of each agency that is either receiving active account placements and/or has a minimum of $1M in Bank account balances.	M
	Conduct remote monitoring quarterly of each agency engaged in the collection of Bank accounts.	Q
	Provide account level details to Bank on accounts to be sold as part of the debt-sales program.	M
	Staff early stage collections at a maximum ratio of 1FTE to 2000 early stage collection accounts	M
	Staff late stage collections at a maximum ratio of 1FTE to 1000 late stage collection accounts	M
Complaints Management
• Identify, capture, respond to and document complaints in system of record in accordance with definitions and requirements of the Bank policies and procedures.
• Other complaint management services, as requested.

Servicer to provide an action plan on newly identified complaint reduction initiatives and/or updates on actions taken and progress made on existing initiatives, no less than once a month. This will be done via a monthly meeting between reduction initiative owners within the FLOD, and other key stakeholders as appropriate.
M
	Servicer will maintain a first case resolution percentage of 83% for all Tier 3 complaints. First case resolution will be defined for complaints as no additional complaint opened within 30 days.	M
Servicer's quality review for Tier 3 written and verbal complaints will maintain an accuracy rate of 90% or higher. Quality management audits should consist of a minimum average of 5 customer complaint interactions per associate each month. These reviews can consist of call listening, full process reviews or targeted testing. If accuracy rate falls below 90% any given month an explanation is required. If accuracy falls below 90% for three consecutive months an action plan must be provided to the Bank for improvement.
M

Service	Performance Standard	Measuring Period
Contract Commitment Oversight Holistic measurement of reputational risk, financial impact and high value brand performance of Banks Brand Partners.	Brand SLA failures shall not enable a contractual breach that enables a termination right.	M
	Brand SLA achievement in line with Risk appetite measures not less than 95% achievement in a given month.	M
Brand SLA failures shall not occur on more than
one Tier A brand in a given month, on the same
brand for consecutive months nor shall failures
occur on any Tier A brands across three consecutive
months.
M
Credit Management
• Provide services related to all aspects of the Bank’s credit management programs including underwriting and account management to ensure processes to identify, evaluate, mitigate, and monitor credit risk will adhere to the Bank’s established credit risk appetite, tolerances and limits, and comply with all applicable Bank credit risk management policies, strategies, and related laws and regulations.
• Ensure that key credit risk strategies are thoroughly analyzed and effectively documented, presented and approved by the Bank as required, and that credit actions adhere to the Bank credit policy and regulatory requirements.
• Prepare and deliver presentations regarding key credit risk trends, issues, exposures, effectiveness of strategies, and other information as requested by the Bank.
• Provide other Credit Risk services, as requested.

Produce and adhere to an “underwriting review calendar”, which will include an analysis of new account underwriting and recommendations for clients in the A and B servicing model and any requests for specific clients as needed.
M
Produce client specific summary level report of key performance metrics on a monthly basis with comments for clients in the A and B servicing model as well as any request by the Bank for specific clients as needed.
M
Customer Communications
• Produce and mail customer communications; including periodic statements and dunning letters, customer service correspondence, adverse action letters and change of terms notices.

Mail or deliver account statements within 4 business days of the scheduled billing date. Monthly periodic statements must be mailed or delivered at least twenty-one (21) days (calendar days) prior to the payment due date disclosed on the billing statement.
M

Service	Performance Standard	Measuring Period
Customer Service
• Process all customer inquiries (received via telephone/mail/fax/electronic), including a toll free customer inquiry number
• Respond to billing inquiries, account disputes and adjustments, billing error resolution, provision of duplicate copies of billing documentation (as requested)
• Serve as a liaison between customers and clients for communication of product/service disputes
• Provide call resolution support.

Respond to written Cardholder inquiries (whitemail), response requirements are as follows:
• 90% within 8 Business Days.
• 100% within 30 Calendar Days.
• 100% within regulatory timelines, as applicable.
M
	Respond to written Cardholder inquiries (email), response requirements are as follows: • 90% within 8 Business Days. • 100% within 30 Calendar Days. • 100% within regulatory timelines, as applicable.	M
	Abandon Rate: Calls that exit the IVR and are abandoned prior to being serviced by a live agent shall not exceed 5% of calls; excludes “quick abandons” (less than 10 seconds)	M
	Cardholder Dispute Response: Acknowledge 99% of Cardholder billing disputes within 30 calendar days	M
	Cardholder Dispute Resolution: Resolve 99% of cardholder billing disputes within 2 billing cycles not to exceed 90 days	M
	First Call Resolution: Calls that exit the IVR, are serviced by a live agent and result in no additional calls within 4 days shall not fall below 75%	M
Answer at least 80% of calls within 25 seconds or less.  Primary Customer Service and Store Service live phone support to be measured individually across each call type (Customer Service, Voice Authorization, New Accounts)
M

Service	Performance Standard	Measuring Period
Data Processing
• Manage all aspects of processing platform(s), including day to day operation, backups and maintenance, and disaster recovery
• Provide a 24 X 7 control center/help desk facility to monitor and manage data processing operations on behalf of Bank
• Ensure availability of the Enterprise Data Warehouse (“EDW”). The EDW is used by Servicer to compile and store all retail transaction and cardholder account data
	Help desk support is available 24/7 where at least 80% of monthly inbound calls are answered within 20 seconds or less.	M
	Deliver EDW data on a daily basis and make EDW data available based on the EDW end of day marker within forty eight (48) hours.	M
Desktop/PC Support • Provision of hardware, software and support to ensure continuous functioning	Desktop/PC Support: Work 90% of service requests within 5 business days	M
	Desktop/PC Support: Customer satisfaction scores will not fall below 75% on a monthly basis.	M
Facilities Management
• Assist with management of the premises and its contents.
• Provide property management services for Bank.
• Provide real property services, including leasing commercial and/or office space
• Provide timely completion and systemic tracking for corrective and preventative services and work orders.
	Achieve 90% on-time completion of work orders.	M
Fraud
• Provide Fraud services and platform to prevent, detect, mitigate and investigate fraud on cardholders’ accounts, which includes transaction monitoring, strategy design and analysis, fraud loss reporting, customer fraud claim resolution, and document retention to comply with applicable laws and regulations.
• Create and monitor alerts, develop strategies, and perform other necessary functions in order to detect, mitigate, and prevent card and deposit fraud on our accounts.
	Fraud loss reporting will be provided on a monthly basis	M
	Fraud loss will remain within 20% of fraud loss appetite/targets.	M
	Process and investigate card fraud claims to ensure appropriate customer resolution within 90 days in accordance to applicable Regulatory timeframes.	M

Service	Performance Standard	Measuring Period
Human Resources • Assist in the recruiting, training, management of staff as well as the management of benefits available to Bank associates.
Recruitment average time to fill are as follows:
• Professional positions filled ≤ an average time to fill of 60 days.
• Volume positions filled ≥ a 90% class fill rates.
• Global positions filled  ≤ an average time to start of 150 days
M
Information Security Support • Provide technologies and manage network and application access to protect client/customer data while assuring privacy and regulatory compliance.	Meet or exceed established threshold (>=98%) for granting approved user access requests within 10 business days of approval.	M
	Meet or exceed established threshold (>=98%) for completing password resets for non-SSO applications within 3 business days.	M
	Meet or exceed established threshold (>=98%) for removing access due to terminations within 10 business days.	M
	Complete network access removal due to terminations within 10 business days.	M
	Perform user access review at least semi-annually	Semi-annual
Information Technology Services/Outsourcing
• Provide Information Technology platform and services, including outsourcing of Information Technology platform and services.
• Provide network and telecommunications access.
	Maintain 99% or greater Mainframe availability	M
	Maintain 95% or greater implementation of critical security updates / patches	M
	Maintain 97% or greater Unix & Linux Server availability	M
	Maintain 97% or greater Windows Server availability	M
	Complete 98% of critical batches within 1 business day of required completion time	M
	Authorization services will be available 99.5% of store hours.	M

Service	Performance Standard	Measuring Period

New Account Processing
• Receive and process applications received via all application channels
• Provide Credit scoring and adjudication in accordance with Bank credit criteria
• Refer application exceptions to appropriate Bank representative
• Establish approved accounts on account processing platform
• Send declined accounts adverse action letters
	Systemically process 95% of approved/declined application requests within less than or equal to 15 seconds.	M
	Process 100% of domestic mail-in application in 6 business days or less and international mail-in applications will be processed in 10 business days or less.	M
	Notify 100% of Applicants of action taken within 30 calendar days of receiving a completed application concerning the approval of, counteroffer to, or adverse action on the application.	M
Payment Remittance Processing
• Provide secure payment processing of customer remittances at Servicer’s national remittance center facility
• Include payment exception item processing and deposit of funds into Bank-specified account(s)
• Report action taken on returned payments.
	Report return payments monthly reflecting appropriate action taken on customer accounts, including the debit and application of an NG check fee within business 5 days of receipt.	M
	Process 100% of non-conforming payments within five days of receipt.	M
Process 96% of all conforming payments within 24 hours of receipt; payments must be processed utilizing the date of receipt, unless the delay in crediting does not result in a finance charge or other charge.
M
Project Management • Provide project management services as requested.	Report effort spent against approved scope of all work requests and broad impacting projects by the 15th calendar day following the completion of the prior month review	M
Quality Management
• Design and/or execute testing of business processes, using a risk based approach.
• Utilize a framework to drive visibility and accountability of business owners to drive improvement in quality controls including resolving issues and/or gaps.
	Complete monthly call monitoring and Operational quality testing on time as set forth in the Quality Testing Schedule.	Q
	Complete Non-Operational quality testing on time as set forth in the Testing Schedule.	Q

Service	Performance Standard	Measuring Period
Security • Provide physical security for the buildings owned or occupied by Bank. • Create and disseminate safety policies and procedures.	Provide physical security in accordance with the ECC Approved Physical Security Policy and Standards.	M
	Video surveillance is maintained at 91 days for Critical Computing Centers (e.g., Data Centers, Critical Server Rooms, etc.) and 31 days for general office space.	M
	Distribute physical security policy annually to associates.	A
Vendor Management Services:
• Complete Vendor Engagement due diligence reviews and assign risk tiering.
• Timely and accurately completion of all scorecard metric entry and reporting.
• Complete annual reviews and oversight of all vendor engagements as required by policy and procedures.
• Report critical and material vendor incidents as defined by policy and procedures.
• Support all regulatory exams and provide documentation as requested by the Banks.
	General VMO/ERM Requests: Respond to general inquiries within two business days.	As needed
	Report monthly metrics by the 10th of each month for previous months’ performance.	M
	Notify Bank of all material vendor incidents as defined in the Vendor Management Office and Bank Vendor Risk Procedures: • Tier 1 – 1 business day • All others – 2 business days	As needed
Oversight of current vendors:
Complete vendor oversights within 12 months of last assessment unless required more frequently or as an exception requested based on policy and procedures. If an exception is granted, complete review within 90 days.
Q
	Regulatory Requests: Fulfill all regulatory requests within one business day unless otherwise agreed.	As needed
Scorecard Data Entry:
Accurate and timely data input into reporting tool by the last day of the month for previous months results. For the 3rd month of the quarter, the results will be input by the 25th for previous month results.
M

Servicer and Bank will meet as needed, but no less than annually, to review the Services and associated Performance Standards and Measuring Periods.  Based on that review, Bank will use its business judgment to determine whether (and if so, how) to add, remove, adjust, or otherwise amend any component of the Services, Performance Standards and/or Measuring Periods.  Documentation of such adjustments shall be memorialized in writing and executed by both parties, which writing need not be in the form of a formal amendment to this Agreement, but shall be attached to and become a part of this Appendix A once executed by the parties.

Abbreviation	Definition
M	Monthly
Q	Quarterly
A	Annually

APPENDIX B

FEE SCHEDULE

1. Bank agrees to pay Servicer monthly for the Services provided. The fee for Services provided shall become due and payable by Bank not later than the 15th calendar day following the end of the preceding month.

2. Servicer will provide to Bank, no later than the 10th calendar day of each month, a statement of the fees incurred during the immediately preceding month (the “Fee Statement”). Servicer shall assess the fees by (1) calculating the total cost of the Services, as defined in this Agreement and the Third Amended and Restated Service Agreement, dated as of February 1, 2019, by and between Comenity Servicing LLC and Comenity Capital Bank, provided to Bank and Bank’s sister bank, Comenity Capital Bank, (together, the “Total Services”), during the subject month, inclusive of payroll, benefits and Total Services-associated expenses, (2) calculating the amount of that total cost allocable to Bank based on Bank’s statement volume during the subject month, and (3) adding a twelve percent (12%) markup. The parties have agreed (based upon an independent third party study) that a 12% markup is within the reasonable markup range which would be charged by an independent party on an arm’s length basis for the Services provided.

3. Bank is responsible for examining the Fee Statement and promptly reporting any errors or irregularities to Servicer. Bank will remit payment to Servicer no later than the 15th calendar day of the month in which each Fee Statement is received, provided however that Bank may, at its option, deduct $500,000 from the amount due and owing to Servicer in any month (the “Holdback Amount”) as provision against any overbilling by Servicer which may be subsequently discovered.

4. Bank shall be responsible for all sales, use or excise taxes levied on accounts payable by Bank to Servicer under this Agreement, excluding taxes based upon Servicer’s income, employment of personnel or taxes from which Bank is exempt, provided Bank provides Servicer written evidence of such exemption. Undisputed payments shall be made by Bank to Servicer within thirty (30) calendar days after Bank’s receipt of Servicer’s invoice therefor.

5. The parties will meet at least annually to review Servicer’s budgeted costs for the following year for the Services. Based on that review, the parties will use commercially reasonable efforts to determine appropriate adjustments to the forecasted fees and/or markup percentage. Such adjustments and component costs shall be documented in writing executed by both parties, which writing need not be in the form of a formal amendment to this Agreement, but shall be attached to and become a part of this Appendix B once executed by Bank and Servicer.